Exhibit 32.1

CERTIFICATION PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Shane Drdul, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.
the quarterly report on Form 10-Q/A of Cheetah Enterprises, Inc. for the period ended February 29, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cheetah Enterprises, Inc.

April 26, 2016	/s/ Shane Drdul
Shane Drdul
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)